EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jose Chavez, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Tres Estrellas Enterprises' Quarterly Report on Form 10-Q/A for the fiscal quarter ended March 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Tres Estrellas Enterprises, Inc.


Date: May 19, 2009                       By: /s/ Jose Chavez
                                            ------------------------------------
                                         Name:  Jose Chavez
                                         Title: Chief Financial Officer